Goodwill and Other Intangible Assets	12 Months Ended
May 31, 2018
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

NOTE C – GOODWILL AND OTHER INTANGIBLE ASSETS

The changes in the carrying amount of goodwill, by reportable segment, for the years ended May 31, 2018 and 2017, are as follows:

	Industrial	Specialty	Consumer
(In thousands)	Segment	Segment	Segment	Total
Balance as of June 1, 2016	$475,409	$171,714	$572,507	$1,219,630
Acquisitions	41,268	3,273	30,820	75,361
Impairments			(141,394)	(141,394)
Translation adjustments	(342)	(1,009)	(8,333)	(9,684)
Balance as of May 31, 2017	516,335	173,978	453,600	1,143,913
Acquisitions	19,736	2,643	21,277	43,656
Translation adjustments	1,247	517	2,841	4,605
Balance as of May 31, 2018	$537,318	$177,138	$477,718	$1,192,174

Total accumulated impairment losses were $156.3 million and $14.9 million at May 31, 2017 and 2016.  Of the accumulated balance, $141.4 million was recorded during the fiscal year ended May 31, 2017 by our consumer segment, and $14.9 million was recorded during the fiscal year ended May 31, 2009 by our industrial reportable segment.  There were no impairment losses recorded during fiscal 2018.

Other intangible assets consist of the following major classes:

		Gross		Net Other
	Amortization	Carrying	Accumulated	Intangible
(In thousands)	Period (In Years)	Amount	Amortization	Assets
As of May 31, 2018
Amortized intangible assets
Formulae	10 to 33	$221,812	$(140,160)	$81,652
Customer-related intangibles	5 to 33	369,687	(147,831)	221,856
Trademarks/names	5 to 40	36,671	(17,998)	18,673
Other	2 to 30	37,589	(24,946)	12,643
Total Amortized Intangibles		665,759	(330,935)	334,824
Indefinite-lived intangible assets
Trademarks/names		249,448		249,448
Total Other Intangible Assets		$915,207	$(330,935)	$584,272
As of May 31, 2017
Amortized intangible assets
Formulae	5 to 33	$214,677	$(128,825)	$85,852
Customer-related intangibles	5 to 33	339,892	(122,772)	217,120
Trademarks/names	5 to 40	36,461	(15,480)	20,981
Other	2 to 20	37,545	(21,288)	16,257
Total Amortized Intangibles		628,575	(288,365)	340,210
Indefinite-lived intangible assets
Trademarks/names		232,882		232,882
Total Other Intangible Assets		$861,457	$(288,365)	$573,092

The aggregate intangible asset amortization expense for the fiscal years ended May 31, 2018, 2017 and 2016 was $43.2 million, $41.9 million and $40.5 million, respectively. For the next five fiscal years, we estimate annual intangible asset amortization expense related to our existing intangible assets to approximate the following: 2019 — $41.5 million, 2020 — $39.1 million, 2021 — $36.1 million, 2022 — $34.8 million and 2023 — $31.8 million.

The gross amount of other intangible asset accumulated impairment losses at May 31, 2016 totaled $0.6 million, all of which was recorded during the fiscal year ended May 31, 2009 by our industrial reportable segment.  For the year ended May 31, 2017, we recorded other intangible asset impairment losses of approximately $53.0 million, all of which was recorded by our consumer reportable segment, and included impairment losses on formulas for approximately $15.5 million, customer-related intangibles for approximately $30.4 million, indefinite tradenames for approximately $6.9 million and other intangibles for approximately $0.2 million. There were no impairment losses recorded during fiscal 2018.

As previously reported, we had monitored the performance of our Kirker nail enamel business throughout fiscal 2016.  During the third quarter of fiscal 2016, we reported that performance shortfalls for Kirker were attributable to a delay in new business.  We performed our annual goodwill impairment analysis during the fourth quarter of fiscal 2016, which resulted in an excess of fair value over carrying value of 8% for our Kirker reporting unit. During our first quarter ended August 31, 2016, we reported that while Kirker’s first-quarter results were below the comparable prior year period, their performance was in line with expectations, and our assessment of the Kirker business did not indicate the presence of any goodwill impairment triggering events.

During the second quarter of fiscal 2017, we identified certain factors that we considered important in assessing the requirement to perform an interim impairment evaluation for our Kirker reporting unit.  First, Kirker’s operating results for the second quarter of fiscal 2017 were significantly below historical and expected operating results and downward adjustments were made regarding our expectations for Kirker’s performance at that time. During the second quarter of fiscal 2017, Kirker experienced market share losses at several key customers, including the loss of its largest customer, which accounted for over 15% of Kirker’s fiscal 2016 sales.  In addition, some problematic customer relationship issues surfaced during that time, which resulted in a personnel change in a key leadership position at Kirker.  After considering the totality of these recent events, we determined that an interim step-one goodwill impairment assessment was required, as well as an impairment assessment for our intangible and other long-lived assets.  Our testing resulted in the preliminary impairment charges reflected above for goodwill and other intangible assets.

Our goodwill impairment assessment included estimating the fair value of our Kirker reporting unit and comparing it with its carrying amount at November 30, 2016.  Since the carrying amount of Kirker exceeded its fair value, additional steps were required to determine and recognize a preliminary impairment loss. Calculating the fair value of a reporting unit requires our significant use of estimates and assumptions, which are generally considered Level 3 inputs based on our review of the fair value hierarchy. We estimated the fair value of our Kirker reporting unit by applying a discounted future cash flow calculation to Kirker’s projected EBITDA. In applying this methodology, we relied on a number of factors, including actual and forecasted operating results and market data for the nail enamel industry.  In the terminal year, we assumed a long-term earnings growth rate of 3.0%, that we believed was appropriate given the industry specific expectations at that time.  As of the valuation date, we utilized a weighted-average cost of capital of 8.0%, which we believed was appropriate as it reflected the relative risk, the time value of money, and was consistent with Kirker’s peer group. After recording the goodwill impairment charge of $140.5 million, no goodwill remained on the Kirker balance sheets as of November 30, 2016.

Our other intangible asset impairment assessment involved estimating the fair value of each of Kirker’s amortizable intangibles and other long-lived assets, as well as the indefinite-lived tradename asset, and comparing it with its carrying amount. Measuring a potential impairment of amortizable intangibles and other long-lived assets requires the use of various estimates and assumptions, including the determination of which cash flows are directly related to the assets being evaluated, the respective useful lives over which those cash flows will occur and potential residual values, if any.  As the results of our testing indicated that the carrying values of certain of these assets would not be recoverable, we recorded other intangible asset impairments of approximately $46.0 million during the fiscal year ended May 31, 2017.

Calculating the fair value of the Kirker indefinite-lived tradename required our significant use of estimates and assumptions. We estimated the fair value of Kirker’s indefinite-lived tradename by applying a relief-from-royalty calculation, which included discounted future cash flows related to its projected revenues. In applying this methodology, we relied on a number of factors, including actual and forecasted revenues and market data for the nail enamel industry.  As the carrying amount of the tradename exceeded its fair value, we recorded an impairment loss of approximately $2.1 million during the fiscal year ended May 31, 2017.

Certain assets and liabilities are subject to nonrecurring fair value measurements, which typically are remeasured at fair value as a result of impairment charges.  As a result of the impairment testing described above, the fair value of Kirker’s identifiable intangible assets and indefinite-lived tradename were recalculated, and the resulting fair value approximated $5.8 million.  Based upon our review of the fair value hierarchy, the inputs used in these fair value measurements were considered Level 3 inputs.

During the third quarter of fiscal 2017, we identified certain factors that we considered important in assessing the requirement to perform an interim impairment evaluation for our Restore indefinite tradename asset.  First, sales of our Restore product line during the third quarter of fiscal 2017 were below historical and expected operating results and significant downward adjustments were made to sales projections for Restore products. Also at that time, we became aware that it was highly likely that Restore’s largest customer would discontinue sales of the Restore product line in its retail stores, which was evidenced by this customer’s significant reduction in future orders based on its historical order pattern. We determined that this was significant to consider for the purposes of impairment testing, as sales of Restore products to this customer accounted for over 60% of total sales of Restore products for fiscal 2016.  After considering the magnitude of the loss in sales volume from this key customer, we determined that it was necessary to perform an interim assessment for the other intangible assets and indefinite-lived tradename related to the Restore product line.

Our impairment assessment involved estimating the fair value of the indefinite-lived tradename and comparing it with its carrying amount.  Calculating the fair value of the Restore indefinite-lived tradename required our significant use of estimates and assumptions. We estimated the fair value of the Restore indefinite-lived tradename by applying a relief-from-royalty calculation, which included discounted future cash flows related to its projected revenues. In applying this methodology, we relied on a number of factors, including actual and forecasted revenues for sales of the Restore product line.  As the carrying amount of the tradename exceeded its fair value, we recorded an impairment charge of $4.9 million during the fiscal year ended May 31, 2017.  Additionally, a further assessment of the remaining useful life of the Restore tradename was performed, which resulted in a change to its remaining economic useful life, from an indefinite-life to a 10-year amortizable life.